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                                                                    EXHIBIT 99.2




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Riviera Tool Company (the "Company") on Form 10-K/A for the year ending August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Canepa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and



         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Dated:   January 14, 2003          By: /s/ Peter Canepa
                                       ------------------------
                                   Peter Canepa
                                   Chief Financial Officer

This certification accompanies this Report on Form 10-K/A pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.